Exhibit 10

                   LICENSE AGREEMENT FOR INTERNET TRANSMISSION

This License Agreement for Internet Transmission ("Agreement") is entered into as of April 21, 2009 (the "Effective Date") by and between Netflix, Inc., a Delaware corporation with its principal place of business at 100 Winchester Circle, Los Gatos, CA 95032 ("Netflix") and National Lampoon, Inc., a California corporation, with its principal place of business at 8228 Sunset Boulevard, Los Angeles, CA 90046. ("Distributor").

                                    Recitals

Netflix is a subscription entertainment service providing its subscribers with access to motion pictures, television and other digital entertainment products in a variety of formats.

Distributor is in the business of distributing certain Titles, as defined below.

Netflix and Distributor desire to enter into a relationship whereby Distributor will grant Netflix a license to distribute Titles to subscribers within the Territory, as defined below, all in accordance with the terms and conditions set forth below.

                                    Agreement

In consideration of the mutual promises contained herein and such other good and valuable consideration, the parties agree as follows:

1. Definitions.

     1.1. "Applications" shall mean web applications created by developers using Application Programming Interfaces (commonly known as APIs) released by Netflix, which web applications will enable subscribers and other users, as applicable, to, for example, access the Netflix website; add or remove a movie from a Netflix "queue"; or watch, via Internet Transmission, a trailer, Promotional Sample or Title.

     1.2. "End Date" shall mean, for each Title, the date such Title may last be made available for exhibition on and distribution through the Netflix Service, as detailed on Schedule A attached hereto.

     1.3. "Internet Transmission" shall mean the transmission of data via Internet Protocol, UDP or other network protocols or architectures and any successor means, methods, processes or technologies now or hereafter devised for the transmission of digital data, including without limitation through use of client software contained on a Blu-ray disc or other optical media.

     1.4. "High Definition" shall mean a scanning line structure greater than DVD quality (greater than 720x480 NTSC or 720x576 PAL).

     1.5. "License Fees" shall have the meaning set forth in Section 4.1 below.

     1.6. "Netflix-Enabled Device" or "NED" shall mean any device capable of receiving data via Internet Transmission and which implements security and copy protection specifications no less protective than those provided by Netflix to any similarly situated provider, including without limitation (i) a desktop or laptop computer; (ii) an Internet-enabled television set; (iii) an Internet-enabled set top box, including a box that offers an integrated personal digital video recorder (DVR); (iv) an Internet-enabled DVD and/or Blu-ray player;
          (v) a game console; (vi) a portable device; (vii) a media center extender; and (viii) a device with a general web browser interface.

     1.7. "Netflix Service" shall mean a subscription service that provides subscribers (which includes those with a free trial subscription) with unlimited, on-demand access to motion pictures, television and other entertainment products in a variety of formats, including without limitation High Definition, and uses various delivery mechanisms to deliver such content, including without limitation distribution via Internet Transmission. For the avoidance of doubt, the Netflix Service shall include either of the following distribution models: (i) distribution of content both in optical disc format (e.g., DVD, Blu-ray) and via Internet Transmission, including through Applications, to NEDs and (ii) distribution of content solely via Internet Transmission, including through Applications, to NEDs.

     1.8. "Source Material" shall mean the source files for the Titles and associated trailers, artwork, promotional materials and metadata, the delivery specifications for which are detailed in Schedule B attached hereto, as such requirements may be updated from time to time by mutual written agreement of the parties.

     1.9. "Start Date" shall mean, for each Title, the date such Title may first made available for exhibition on and distribution through the Netflix Service, as detailed on Schedule A attached hereto.

    1.10. "Term" shall mean the period commencing on the Effective Date and ending on the expiration date of the last to expire Title License Period.

    1.11. "Territory" shall mean the United States (including without limitation the 50 States, the District of Columbia and Puerto Rico) and all its territories, possessions, commonwealths and protectorates.

    1.12. "Titles" shall mean those motion pictures, television programs and other digital entertainment products listed in Schedule A, as such list may be updated from time to time by mutual written agreement of the parties.

    1.13. "Title License Period" shall mean, for each Title, the period commencing on the applicable Start Date and expiring on the applicable End Date detailed on Schedule A.

2. Grant of Licenses.

     2.1. Titles License. Distributor grants to Netflix (and its authorized third party contractors) during the Term a limited, non-exclusive right and license to exhibit and distribute an unlimited quantity of Titles (and associated Source Material) within the Territory by way of Internet Transmission via the Netflix Service to NEDs. Distributor also grants to Netflix (and its authorized third party contractors) during the Term a limited, non-exclusive right and license to copy, install, compress, uncompress, encode, decode, encrypt, decrypt display, use, cache, store and transmit the Titles (and associated Source Material) for purposes of such approved exhibition and distribution as well as for limited testing and demonstration purposes.

     2.2. Marketing and Promotion.

          2.2.1. Trademark License. Distributor grants to Netflix (and its authorized third party contractors) during the Term a limited, non-exclusive right and license to copy, install, display, use, cache, store, transmit, exhibit and distribute Distributor's trademark(s) and logo(s) identified on Schedule C (collectively, "Distributor Marks") for purposes of exercising its rights under this Section 2.

          2.2.2. Marketing; Pre-premotion. Subject to Section 4.3, Netflix shall have the right to, commencing thirty (30) calendar days prior to each Title's Start Date, market and promote the availability of such Title through the Netflix Service, including through the display of Source Material and Distributor Marks, in accordance with its standard merchandising and marketing policies.

          2.2.3. Promotional Samples; Promotion to Non-Subscribers. Distributor grants to Netflix (and its authorized third party contractors) during the Term a limited, non-exclusive right and license to edit and modify the Titles to create short promotional samples for the Titles, each no longer than two (2) minutes in length ("Promotional Samples"). Distributor further grants to Netflix during the Term a limited, non-exclusive right and license to (a) exhibit and distribute, by way of Internet Transmission, including via Applications, Source Material (excluding Titles) and Promotional Samples to subscribers and other users for purposes of marketing and promoting the availability of the Titles through the Netflix Service and (b) copy, install, compress, uncompress, encode, decode, encrypt, decrypt, display, use, cache, store and transmit such materials for purposes of such approved exhibition and distribution. For the avoidance of doubt, Netflix need not encrypt Promotional Samples or trailers.

     2.3. Withdrawal by Netflix. Notwithstanding anything to the contrary in this Agreement, Netflix shall have the right to temporarily suspend or permanently withdraw any Title from the Netflix Service at any time for any reason.

     2.4. Withdrawal by Distributor. Distributor shall have the right to permanently withdraw "National Lampoon's The Legend of Awesomest Maximus" ("LOAM") from this Agreement upon Distributor securing a theatrical release for LOAM within North America.

     2.5. Encryption; Copy Protection. Netflix agrees that it shall use commercially reasonable means to ensure that each Title delivered to its subscribers is, at Netflix's expense, encoded and encrypted using encoding and encryption technologies that are no less protective than those provided by Netflix to any similarly situated distributor.

     2.6. Notwithstanding anything to the contrary herein, Netflix shall be permitted to offer the Netflix Service, including the Titles licensed hereunder, on NEDs where a Netflix Service subscriber is required to use a third party service provider and/or make payment to a third party to access the Netflix Service (e.g., pay an additional charge or subscription fee paid to a service provider in order to access the Netflix Service or a tier of or bundled service that provides access to the Netflix Service). By way of example only, the Netflix Service may be offered through a game console such as the Sony PlayStation 3 or Microsoft Xbox, wherein access to the Netflix Service by subscribers through such NED requires the payment of a recurring, material fee to Sony Corporation of America or Microsoft Corporation (in addition to subscription fees billed by Netflix) for access to the Netflix Service or a tier of or bundled service that includes the Netflix Service.

     2.7. In the event that Netflix acquires the rights to distribute a Title on the Netflix Service through its affiliate relationship with Starz Entertainment, LLC during such Title's Title License Period, Netflix shall have the right to withdraw that Title from this Agreement upon written notice to Distributor. In such an event, Distributor shall refund or credit to Netflix, at Netflix's option and within thirty
          (30) calendar days of the effective date of such notice, a prorated amount of the applicable License Fee paid to Distributor, calculated as of the effective date of such notice.

3. License Fees.

     3.1. License Fees. For each Title set forth in Schedule A, Netflix shall pay Distributor the amount set forth in Schedule A (each, a "License Fee").

     3.2. Payment Details. Netflix's payment obligations with respect to a Title shall arise upon delivery and acceptance of Source Material. Accordingly, Distributor shall issue an invoice for one hundred percent (100%) of the License Fee for a Title upon the delivery and acceptance of the relevant Source Material pursuant to Section 4 below. Such amounts shall be due and payable no later than sixty (60) calendar days from the date of invoice. All amounts cited in this Agreement are in, and all payments to Distributor shall be made in, United States Dollars.

4. Delivery.

     4.1 Source Material. Distributor shall create and deliver, at its sole expense, Source Material for each Title to the address provided by Netflix no earlier than ninety (90) calendar days and no later than thirty (30) calendar days prior to the applicable Start Date or such other date otherwise agreed to in writing by the parties. Simultaneously with each such delivery, Distributor shall email a completed version of the metadata form attached hereto as Schedule D to Netflix at EDproductinfo@netflix.com. Source Material shall be loaned to Netflix for the purpose of encoding and shall be destroyed by Netflix within ninety (90) calendar days of the expiration of the applicable Title License Period. Title to the Source Material shall at all times remain in Distributor.

     4.2 Specifications. All Source Material shall be provided to Netflix in accordance with the specifications set forth in Schedule B. For the avoidance of doubt, in the event that Source Material is provided to Netflix in encrypted format, including for example on DVD, Netflix shall be permitted to decrypt such media as necessary prior to encoding and/or encode directly from such media. Distributor represents, warrants and covenants that Source Material shall be delivered in the highest quality and resolution available to Distributor, including without limitation High Definition, and that if, during the applicable Title License Period, a higher quality or resolution version of any Source Material becomes available to Distributor, or is made available by Distributor to any other third parties, Distributor shall provide that version, without cost, to Netflix.

     4.3 Acceptance. Upon Netflix's receipt of the Source Material for a Title, Netflix shall have thirty (30) calendar days in which to send Distributor written notice of its acceptance ("Notice of Acceptance") or rejection ("Notice of Rejection") of the Source Material for that Title, such acceptance or rejection to be reasonably determined by Netflix. In the event that Netflix displays or distributes files created from Source Material on or from the Netflix Service prior to issuing a Notice of Acceptance or a Notice of Rejection, then such Source Material shall automatically be deemed accepted by Netflix.

     4.4 Rejection. Upon Distributor's receipt of a Notice of Rejection, if any, Distributor shall, without delay and at its sole expense, replace the defective Source Material. In event that Distributor is unable to provide an acceptable Source Material replacement, Netflix shall not be obligated to pay any License Fee with respect to the relevant Title and the parties shall instead negotiate in good faith to replace such Title with a comparable film or program.

5. Representations and Warranties; Indemnification; Limitation on Liability.

     5.1. Netflix. Netflix represents, warrants and covenants that (i) it has the full right, power, legal capacity and authority to enter into and fully perform its obligations under this Agreement; and (ii) there are not now any liens, claims, encumbrances, legal proceedings, agreements or understandings which might conflict or interfere with, limit, derogate from or be inconsistent with any of Netflix's representations, warranties or covenants contained in this Section 5.1.

     5.2. Distributor. Distributor represents, warrants and covenants that (i) it has the full right, power, legal capacity and authority to enter into and fully perform its obligations under this Agreement; (ii) there are not now any liens, claims, encumbrances, legal proceedings, agreements or understandings with respect to any Titles (and associated Source Material and Promotional Samples) hereunder that could or would interfere with Netflix's distribution or other exploitation thereof or materially impact the rights granted to Netflix hereunder or which might conflict or interfere with, limit, derogate from, or be inconsistent with any of Distributor's representations, warranties or covenants contained in this Section 5.2; (iii) it has and shall maintain during the Term all necessary rights, titles, authorizations, consents and interests, including without limitation from all third party rights holders for each Title, necessary to grant Netflix the licenses granted in this Agreement;
          (iv) it has satisfied and shall satisfy during the Term all third party obligations of any kind with respect to the Titles (and associated Source Material and Promotional Samples) and their distribution and exploitation in accordance with this Agreement, including without limitation all guild residuals and participations, and Netflix shall have no obligation for any such past, current or future charges or similar payments; (v) Netflix's distribution and other exploitation of the Titles (and associated Source Material and Promotional Samples) and Distributor Marks in accordance with this Agreement shall not violate or infringe any rights of any third party, including without limitation any third party intellectual property rights, contract rights, moral rights, rights of publicity, and rights of privacy, or defame or constitute unfair competition against such third party; and (vi) the Titles (and associated Source Material and Promotional Samples) and Netflix's distribution and other exploitation of same in accordance with this Agreement shall not violate any applicable law, rule or regulation.

     5.3. Indemnification.

          5.3.1. Netflix will defend, indemnify and hold harmless Distributor, its directors, officers and employees from any and all loss, damage, claim, liability or expense (including legal fees and costs) actually incurred as a result of a third party claim ("Claim") arising out of a breach or alleged breach of the representations and warranties made in
                    Section 5.1.

          5.3.2. Distributor will defend, indemnify and hold harmless Netflix, its directors, officers, employees, authorized third party contractors and NED manufacturing partners from any Claim arising out of a breach or alleged breach of the representations and warranties made in Section 5.2.

          5.3.3. Indemnification Procedure. A party seeking indemnification ("Indemnified Party") shall promptly notify the other party ("Indemnifying Party") in writing of any Claim of which it becomes aware. The Indemnifying Party shall control the defense, settlement, adjustment or compromise of any such Claim; provided that the Indemnifying Party may not settle any Claim on behalf of the Indemnified Party without first obtaining the Indemnified Party's written authorization. The Indemnified Party may employ its own counsel at its own expense, and, at the Indemnifying Party's reasonable request and expense, shall cooperate and assist the Indemnifying Party with respect to the negotiation, defense or settlement of any such Claim, but shall have no right or authority to settle any such Claim on behalf of the Indemnifying Party without first obtaining the Indemnifying Party's written authorization. In the event of a settlement of any such Claim, each party agrees not to disclose the terms of the settlement without first obtaining the other party's written authorization. Any authorization sought under this Section
                    5.3 shall not be unreasonably delayed or withheld.

     5.4 Limitation of Liability. EXCEPT FOR EACH PARTY'S INDEMNIFICATION OBLIGATIONS AS SET FORTH IN SECTION 5.3, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF BUSINESS PROFITS) ARISING OUT OF OR RELATED TO THIS AGREEMENT, REGARDLESS OF THE FORM OF THE ACTION AND EVEN IF A REPRESENTATIVE OF THE PARTY ALLEGEDLY LIABLE WAS ADVISED, HAD REASON TO KNOW, OR IN FACT KNEW OF THE POSSIBILITY OF SUCH DAMAGES. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

6. Confidentiality.

     6.1 Confidential Information. Each party acknowledges and agrees that all business and technical information provided to it by the other party pursuant to this Agreement constitutes confidential and/or proprietary information of the other party ("Confidential Information"). Confidential Information shall includes all oral, written or recorded confidential and/or proprietary information about or related to the disclosing party or its business, including without limitation the terms and conditions of this Agreement. Notwithstanding the foregoing, Confidential Information does not include information that (i) is or becomes publicly available without breach of this Agreement; (ii) can be shown by documentation to have been known to the receiving party prior to its receipt from the disclosing party; (iii) is rightfully received from a third party who did not acquire or disclose such information by a wrongful or tortious act; (iv) can be shown by documentation to have been developed by the receiving party without reference to any Confidential Information; or (v) that the receiving party becomes legally obligated to disclose to a governmental entity with jurisdiction over it. In addition, each party is entitled to disclose the terms and conditions of this Agreement (vi) as required by law, including applicable securities law, and (vii) to banks, proposed investors and financing sources, where disclosure is related to securing additional financing for that party.

     6.2 Use of Confidential Information. Neither party shall use the other's Confidential Information for its own use or for any purpose other than as necessary to perform or enforce its rights and/or obligations under this Agreement, or disclose such information to any third party (except for advisors, potential investors, lenders or financiers, and third party income participants, provided such parties are bound to a confidentiality agreement at least as protective as this Section 6). Each party shall take all reasonable measures to protect the secrecy of and avoid disclosure of Confidential Information, which measures shall be no less than reasonable care and shall include all of those measures that the receiving party uses to protect its own Confidential Information. This Section 6 shall survive expiration or earlier termination of this Agreement.

7. Termination.

     7.1. Either party may terminate this Agreement:

          7.1.1. in the event of a material uncured breach or default by the other party of any of its obligations under this Agreement, provided that (i) notice is provided to the other party in writing and (ii) such breach or default is not cured within thirty (30) calendar days following the date such notice is deemed given, unless such breach or default is by nature uncurable in which case this Agreement shall be terminable on the date of notice; or

          7.1.2. in the event that the other party (i) institutes or otherwise becomes a party, voluntarily or involuntarily, to a proceeding alleging or pertaining to the insolvency or bankruptcy of that party; (ii) is dissolved or liquidated;
                    (iii) makes an assignment of its material assets for the benefit of creditors; and/or (iv) initiates or is subject to reorganization proceedings. This Agreement shall be terminable on the date written notice is deemed given to such party.

     7.2. No Waiver. Waiver by either party of a single breach or default or a succession of breaches or defaults shall not deprive such party of the right to terminate this Agreement by reason of any subsequent breach or default.

     7.3. Effect of Termination or Expiration. Upon termination or expiration, this Agreement shall become void and the licenses granted hereunder shall immediately terminate. Nothing herein shall be construed to release either party from any obligation which matured prior to the effective date of such termination or expiration (or which may continue beyond such termination or expiration) or to relieve the defaulting party from any and all liabilities at law or in equity to the other for breach of this Agreement. Further, in the event that this Agreement is terminated due to breach or default of Distributor, Distributor shall refund or credit to Netflix, at Netflix's option and within thirty (30) calendar days of the effective date of such termination, a prorated amount of License Fees paid to Distributor, calculated as of the effective date of such termination.

     7.4. Survival. Those rights and obligations which by their very nature are intended to survive termination or expiration of this Agreement shall survive, including without limitation Sections 1, 5, 6, 7 and 8.

8. General Provisions

     8.1. Governing Law; Dispute Resolution. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California (United States of America) without regard to its rules on conflict of laws or any other rules that would result in the application of a different body of law. The parties consent to the exclusive jurisdiction and venue of the Federal and State Courts located in Santa Clara County, California for purposes of any proceeding arising out of or relating to this Agreement.


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

     8.2. Future Technologies. The parties acknowledge that technology enabling the electronic delivery of content is evolving and that certain content and methods of electronic delivery may not be explicitly addressed in this Agreement. The parties agree that as such new content, methods or technologies become available, they shall work together in good faith to amend this Agreement to incorporate such developments.

     8.3. Publicity. Distributor shall not issue any public announcement regarding the existence of or terms of this Agreement without the prior written consent of Netflix, which consent shall not be unreasonably withheld.

     8.4. Notice. Notices and other communications required or permitted to be given hereunder shall be given in writing and delivered in person, sent via certified mail or email, or delivered by nationally-recognized courier service, properly addressed and stamped with the required postage, if applicable, to the applicable individuals and addresses specified in the signature block below. Notice shall be deemed effective upon receipt.

     8.5. Assignment. Neither this Agreement nor any rights, licenses or obligations hereunder may be assigned by either party without the prior written approval of the non-assigning party, which shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, either party may assign this Agreement to any wholly-owned subsidiary of such party or any acquirer of all or of substantially all of such party's equity securities or assets, provided that such party provides the non-assigning party with prior written notice. For the avoidance of doubt, if Netflix assigns this Agreement to an assignee of comparable creditworthiness to Netflix that assumes Netflix's obligations pursuant to this Agreement in writing, Netflix shall have no further obligations to Distributor. Any purported assignment not in accordance with this section shall be void. Subject to the foregoing, this Agreement will benefit and bind the parties' successors and assigns.

     8.6. Severability. If any provision of this Agreement, other than a provision going to the essence of the Agreement, is held to be unenforceable by a court of competent jurisdiction, such decision shall not affect the validity or enforceability of any other provision of this Agreement. Any provision of this Agreement held invalid or unenforceable shall, to the extent practicable, be substituted with a valid and enforceable provision that achieves the results contemplated by the parties in the original provision.

     8.7. Headings. The headings of Sections and subsections in this Agreement are provided for convenience only and shall not affect its construction or interpretation.

     8.8. Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which together shall constitute one and the same Agreement.

     8.9. Entire Agreement. This Agreement supersedes all prior or contemporaneous negotiations and agreements (whether oral or written) between the parties with respect to the subject matter thereof and constitutes, along with its Exhibits, a complete and exclusive statement of the terms and conditions of the Agreement between the parties with respect to such subject matter. This Agreement may not be amended or modified except by the written agreement of both parties. The language of this Agreement is English, and any translations shall have no effect and shall not be binding.


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

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.


NATIONAL LAMPOON, INC.                           NETFLIX, INC.

By:                                              By:
   --------------------                             ----------------
Name: Timothy S. Durham                          Name:  Robert Kyncl
Title: President & CEO                           Title: VP, Content


Address for Notice:                              Address for Notice:
------------------                               -------------------
  National Lampoon, Inc.                           Netflix, Inc.
  8228 Sunset Blvd.                                345 N. Maple Drive, Suite 300
  Los Angeles, CA 90046                            Beverly Hills, CA 90210

                                                 With a copy to:

                                                 Netflix, Inc.
                                                 100 Winchester Circle
                                                 Los Gatos, CA  95032
                                                 Attn: General Counsel


                                                         Schedule A
                                                           Titles


------------------------------------------------- ----------------- -------------- ------------ -----------------------
                                                                                     License
                     TITLE                            Start Date      End Date       Period          Proposed Fee
------------------------------------------------- ----------------- -------------- ------------ -----------------------
*NATIONAL LAMPOON'S THE LEGEND OF
AWESOMEST MAXIMUS                                       TBD              TBD        18 months               $50,000.00
*subject to Section 2.4
------------------------------------------------- ----------------- -------------- ------------ -----------------------
NATIONAL LAMPOON'S BAGBOY                            4/28/2009       10/27/2010     18 months               $45,000.00
------------------------------------------------- ----------------- -------------- ------------ -----------------------
NATIONAL LAMPOON'S STONED AGE                        4/28/2009       10/27/2010     18 months               $45,000.00
------------------------------------------------- ----------------- -------------- ------------ -----------------------
NATIONAL LAMPOON PRESENTS JAKE'S BOOTY CALL          4/28/2009       10/27/2010     18 months               $25,000.00
------------------------------------------------- ----------------- -------------- ------------ -----------------------
NATIONAL LAMPOON PRESENTS ROBODOC                    4/28/2009       10/27/2010     18 months               $25,000.00
------------------------------------------------- ----------------- -------------- ------------ -----------------------
NATIONAL LAMPOON PRESENTS: ELECTRIC APRICOT:         4/28/2009       10/27/2010     18 months
QUEST FOR FESTEROO                                                                                          $25,000.00
------------------------------------------------- ----------------- -------------- ------------ -----------------------
NATIONAL LAMPOON PRESENTS: ONE TWO MANY              4/28/2009       10/27/2010     18 months               $25,000.00
------------------------------------------------- ----------------- -------------- ------------ -----------------------
NATIONAL LAMPOON PRESENTS: THE BEACH PARTY AT        4/28/2009       10/27/2010     18 months               $25,000.00
THE THRESHOLD OF HELL
------------------------------------------------- ----------------- -------------- ------------ -----------------------
NATIONAL LAMPOON'S DIRTY MOVIE                    Day & Date with                   18 months
                                                  DVD Street Date                                           $47,500.00
------------------------------------------------- ----------------- -------------- ------------ -----------------------
NATIONAL LAMPOON'S RATKO: THE DICTATOR'S SON      Day & Date with                   18 months
                                                  DVD Street Date                                           $47,500.00
------------------------------------------------- ----------------- -------------- ------------ -----------------------
NATIONAL LAMPOON PRESENTS BARSTARZ                Day & Date with                   18 months
                                                  DVD Street Date                                           $45,000.00
------------------------------------------------- ----------------- -------------- ------------ -----------------------
NATIONAL LAMPOON PRESENTS ENDLESS BUMMER          Day & Date with                   18 months
                                                  DVD Street Date                                           $45,000.00
------------------------------------------------- ----------------- -------------- ------------ -----------------------
I'LL BE THERE                                     Day & Date with                   18 months
                                                  DVD Street Date                                           $25,000.00
------------------------------------------------- ----------------- -------------- ------------ -----------------------
THE ALMOST GUYS                                   Day & Date with                   18 months
                                                  DVD Street Date                                           $25,000.00
------------------------------------------------- ----------------- -------------- ------------ -----------------------
TOTAL                                                                                                      $500,000.00
------------------------------------------------- ----------------- -------------- ------------ -----------------------


                                                                                                                     9


                                   Schedule B
                 Source Material Requirements and Specifications


Contact for Delivery:

    Peter Bruno
    pbruno@netflix.com
    ------------------
    (310) 734-2994

    Erika Vaughn
    evaughn@netflix.com
    -------------------
    (310) 734-2917

    Do not send any materials to the Netflix Beverly Hills or Los Gatos offices.

                 Feature Source Requirements and Specifications
                 ----------------------------------------------

Netflix shall have the option of choosing the appropriate source for its encoding. Examples of sources, which Netflix may request, include the following listed below. If Distributor does not have available the source Netflix requests, Netflix and Distributor shall mutually agree upon the source.

  -------------------------------------- -----------------------------------
               High Definition                    Standard Definition
  -------------------------------------- -----------------------------------
       o        D5                            o        Digibeta
       o        HDCam                         o        Beta SP
       o        HDCam SR                      o        DVCam
                                              o        miniDV
  -------------------------------------- -----------------------------------

Tape lay-off requirements:

     1.   Must have at least 30 seconds of pre-roll at head of tape
     2.   Must have at least 2 seconds of black before actual program
     3.   Must have at least 20 seconds of black after program end
     4.   Must have continuous timecode
     5. No advertising elements (pre-roll, bugs, placards, etc.) included before, after or within program
     6. No overlay branding (either Distributor's or any other third party's) within program
     7.   No website link callouts included before, after, or within the program
     8. Foreign language titles must have English subtitles burned into video / or audio must be dubbed in English
     9.   Include Closed Captioning, if available

Video Requirements:
We prefer 16x9 anamorphic versions as this will enable us to deliver an experience that is closest to a theatrical representation.
          1.   16x9 anamorphic
          2. We will only accept 4x3 content if 16x9 anamorphic sources do not exist.

Please deliver HD tape sources in 24p format. 60i sources will only be accepted if feature was originally shot in 60i.
          1.   24p format for HD tapes
          2.   We will only accept 60i and 50i if a 24p source does not exist.

Audio requirements:
We would prefer to receive 5.1 audio if it is available for the title. 5.1 audio can be delivered in 3 ways.
     1. When video source is HD, the audio is layed off onto the HD video tape.
     2. DA-88/98 audio tape that is conformed to the video tape. This means that the timecode on both tapes should match frame for frame.
     3. DolbyE layed off onto video tape and should have the standard 2 frame delay to ensure that the audio is in sync with the program.

Stereo audio (or mono audio if the program is an old black and white movie, documentary, etc. - as long as the original source was mono) will be accepted as well.

We use standard channel assignments as shown below.
     1.   5.1 audio channel assignments
               a.   Channel 1 - Left
               b.   Channel 2 - Right
               c.   Channel 3 - Center
               d.   Channel 4 - LFE
               e.   Channel 5 - Left Surround
               f.   Channel 6 - Right Surround
               g.   Channel 7 - Left Total
               h.   Channel 8 - Right Total

     2.   Stereo Comp audio only
               a.   Channel 1 - Left Total
               b.   Channel 2 - Right Total

     3.   Mono Comp audio (usually old black and white movies, etc)
               a.   Channel 1 - Mono Comp
               b.   Channel 2 - Mono Comp

Accepted File Sources
          ------------------------------------------------------
                                File Type
                        (in order of preference)
          ------------------------------------------------------
               1.   High Definition - MPEG-2 (80 Mbps)
               2.   Standard Definition - MPEG-2 (50 Mbps)
          ------------------------------------------------------

We currently accept .MPG files at the following specifications

High Definition
         1.   Video Codec: MPEG-2
         2.   Profile ID: High Profile
         3.   Level ID: High Level
         4.   Video Bit-rate: 80 megabits
         5.   Resolution:
                  a. 1280x720
                  b. 1920x1080
         6.   Audio Codec
                  a.         Multi-Channel Assignment (if available)
                                 i.Acceptable audio codecs
                                    1. Multi-channel PCM - 16bit, 48 kHz (Little
                                       Endian)
                                    2. Multi-channel AES3 LPCM (302m) - 16 bit,
                                       48 kHz
                                            a.   Ch. 1 - Left
                                            b.   Ch. 2 - Right
                                            c.   Ch. 3 - Center
                                            d.   Ch. 4 - LFE
                                            e.   Ch. 5 - Left Surround
                                            f.   Ch. 6 - Right Surround
                                            g.   Ch. 7 - Left Total
                                            h.   Ch. 8 - Right Total
                  b.         Stereo Assignment (if multi-channel does not exist)
                                 i.Acceptable audio stereo audio codecs
                                    1. PCM - 16 bit, 48 kHz (Little Endian)
                                    2. DVD LPCM - 16 bit, 48 kHz
                                    3. MPEG Layer 1 - 48 kHz, 448 kbps
                                            a. Ch. 1 - Left Total
                                            b. Ch. 2 - Right Total
         7.   Frame rate: (frame rate should match source)
                  a. 23.976 progressive
                  b. 59.94 interlaced
                  c. 59.94 progressive
         8.   Aspect Ratio:

                  a. 1:1 Square Pixels
         9.   Intra DC Precision: 10-bit
         10.  Chroma Format: 4:2:2
         11.  Closed Captioning: Embed from Line 9 or 21 video (if available)
         12.  Stream Type: Program Stream

Standard Definition
         1.   Video Codec: MPEG-2
         2.   Profile ID: High Profile
         3.   Level ID: High Level
         4.   Video Bit-rate: 50 megabits
         5.   Resolution:
                  a. NTSC or Film: 720x480
                  b. PAL: 720x576
         6.   Audio Codec
                  a. PCM - 48 kHz or 44.1 kHz, 16-bit, stereo (Little Endian)
                  b. DVD LPCM - 48 kHz, 16-bit, stereo
                  c. MPEG Layer 1 - 48 kHz or 44.1 kHz, 16-bit, stereo with
                     minimum data rate of 128 kbps
         7. Frame rate: (please make sure all files are de-interlaced or have had Inverse Telecine (if film) applied to make sure the content is Progressive and not interlaced.)
                  a. 23.976 (Film based)
                  b. 29.97 (NTSC video or mixed media) Progressive
                  c. 25 (PAL) Progressive
         8.   Aspect Ratio:
                  a. 4x3 if standard
                  b. 16x9 if anamorphic
         9.   Intra DC Precision: 10-bit
         10.  Chroma Format: 4:2:2
         11.  Closed Captioning: Embed from Line 21 video (if available)
         12.  Stream Type: Transport Stream or Program Stream




                           File Content Specifications

Please make sure that all files DO NOT CONTAIN advertisements, slates, ratings cards and/or FBI warning cards, placards, overlay branding, or website link callouts before or after program. All files must ONLY contain feature program with 1 second of black at head and tail of program.

                             File Naming Convention

The file naming convention for the uncompressed MPG file is as follows: movieID_framerate_aspectratio_bitrate.mpg movieID_framerate_aspectratio_bitrate.txt

Example for high definition files:
60011152_24_178_80.mpg
Or
60028202_60i_185_80.mpg
Or
60028204_60p_178_80.mpg

Example for standard definition files:
60028202_24_235_50.mpg


Artwork
Cover Art or Box Art images are required for every title and to be communicated on a weekly basis, 8 to 10 weeks prior to street or television air date, to Netflix via either:
               a.   Vendor-provided Website
               b.   Netflix FTP - TBD
               c.   Netflix B2B - TBD

The following are guidelines for high resolution DVD cover artwork that will be used as masters to generate artwork for the Netflix website and for display on TV. In general, we seek the highest quality possible.


----------------------------------- -----------------------------------------------------------------------------------
Artwork Attribute                   Description
----------------------------------- -----------------------------------------------------------------------------------
Image Aspect Ratio                  1 : 1.40 (w:h) aspect ratio*. Aspect ratio tolerance: 1 : 35 thru 1 : 1.45
----------------------------------- -----------------------------------------------------------------------------------
Image Height (h)                    800 pixels minimum. Higher is "better yet."
----------------------------------- -----------------------------------------------------------------------------------
Image Width (w)                     Depends on image height. For example, 570 wide by 800 high when art is 1 : 1.40
----------------------------------- -----------------------------------------------------------------------------------
Image Resolution                    150 dpi
----------------------------------- -----------------------------------------------------------------------------------
Pixel Aspect Ratio                  Square (1.0)
----------------------------------- -----------------------------------------------------------------------------------
Color Mode                          RGB Color (8-bits / channel). Conversions from CMYK are undesirable.
----------------------------------- -----------------------------------------------------------------------------------
                                    Uncompressed (.png, .tiff, etc.). JPEGs acceptable with "maximum quality"
File Format                         compression.
----------------------------------- -----------------------------------------------------------------------------------
Black Point                         RGB 0 - 0 - 0
----------------------------------- -----------------------------------------------------------------------------------
White Point                         RGB 255 - 255 - 255
----------------------------------- -----------------------------------------------------------------------------------
                                    No color profiles assigned (a 2.1 / 2.2 gamma setting on calibrated PC monitors
Color Profile                       is assumed).
----------------------------------- -----------------------------------------------------------------------------------
                                    DVD artwork should extend over entire image area. No extraneous graphics
Image Area                          (borders, frames, drop shadows).
----------------------------------- -----------------------------------------------------------------------------------
                                    When possible, art should not have graphical elements such as: Now on DVD,
Graphical Elements                  Widescreen, Coming Soon, et cetera.
----------------------------------- -----------------------------------------------------------------------------------


* 1 : 1.40 ratio averaged from published "insert" specs for Amaray and Amaray II
DVD cases.



                                                                                                                     13


                                   Schedule C
                Distributor Marks [To be provided by Distributor]

                                   Schedule D


                                  Metadata Form

----------- --------- -------- ---------------------------------- ------------ -------- -------- ----------- -----------------
Vendor      Title     Episode  Episode Name                       Production     Run     Rating   Rating      Language & Sound
                      Number                                      Year           Time             Reason
----------- --------- -------- ---------------------------------- ------------ -------- -------- ----------- -----------------
Netflix     Netflix:       1   Episode 1: How to get your title          2008       28  G        General     English Dolby 5.1
            Season 1:          on Netflix                                                        Audience
----------- --------- -------- ---------------------------------- ------------ -------- -------- ----------- -----------------

            Netflix:           Episode 2: How to fill out the                                    General
Netflix     Season 1:      2   template                                  2008       28  G        Audience    English Dolby 5.2
----------- --------- -------- ---------------------------------- ------------ -------- -------- ----------- -----------------


---------  ---------- --------------- ------------------------ ----------------
Subtitles  Director   Cast List       Synopsis                 Box Shot Artwork
                                                               (Hi-Res / Flat)
---------  ---------- --------------- ------------------------ ----------------
Spanish    Mr.        Robert, Kelly,  The complete guide to    Attached
                                      how to get your titles
           Netflix    Jane            on Netflix
---------  ---------- --------------- ------------------------ ----------------
                                      The complete guide to
           Mr.        Robert, Kelly,  how to get your titles
Spanish    Netflix    Jane            on Netflix               Attached
---------  ---------- --------------- ------------------------ ----------------



-------------------- -------------------------------------------- ----------------------------------------------------------
Fields               Description                                  Notes
-------------------- -------------------------------------------- ----------------------------------------------------------
Vendor               Studio, Label, or Production Company         Must
-------------------- -------------------------------------------- ----------------------------------------------------------
Title                Title                                        normal text (upper and lower case only)
-------------------- -------------------------------------------- ----------------------------------------------------------
Episode Number       The episode number within the series
-------------------- -------------------------------------------- ----------------------------------------------------------
Episode Name         The episode name within the series
-------------------- -------------------------------------------- ----------------------------------------------------------
Production Year      Year the film was created
-------------------- -------------------------------------------- ----------------------------------------------------------
Run Time             In minutes, length of the film
-------------------- -------------------------------------------- ----------------------------------------------------------
Rating               MPAA rating                                  Default is Not Rated if no MPAA exists
-------------------- -------------------------------------------- ----------------------------------------------------------
Rating Reason        MPAA reason for the rating                   Mild violence, suggestive language, brief nudity, brutal
                                                                  violence, etc.
-------------------- -------------------------------------------- ----------------------------------------------------------
Language & Sound     Dolby 2.0 stereo, Dolby 5.1, DTS 5.1         Ex. English Dolby 5.1, French Dolby 2.0
-------------------- -------------------------------------------- ----------------------------------------------------------
Subtitles            Language in which subtitles are available
-------------------- -------------------------------------------- ----------------------------------------------------------
Director
-------------------- -------------------------------------------- ----------------------------------------------------------
Cast List                                                         normal text (separated with commas)
-------------------- -------------------------------------------- ----------------------------------------------------------
Synopsis
-------------------- -------------------------------------------- ----------------------------------------------------------
Box Shot Artwork     Please attach High res art files with the    Minimum 800 pixels/300 DPI or higher, Scanned sleeve
(Hi-Res / Flat)      email when submitting titles                 image is acceptable, FLAT ART ONLY
-------------------- -------------------------------------------- ----------------------------------------------------------


                                                                                                                           2